Exhibit 99.2

Synovus	4 of 11

INCOME STATEMENT	Twelve Months Ended
(In thousands, except per share data)	December 31,
	2004	2003	Change

Interest Income (Taxable Equivalent)	$1,165,980	1,068,882	9.1%
Interest Expense	298,342	298,429	nm

Net Interest Income (Taxable Equivalent)	867,638	770,453	12.6
Tax Equivalent Adjustment	6,960	7,390	(5.8)

Net Interest Income	860,678	763,063	12.8
Provision for Loan Losses	75,319	71,777	4.9

Net Interest Income After Provision	785,359	691,286	13.6

Non-Interest Income:
Electronic Payment Processing Services	781,437	701,022	11.5
Other Transaction Processing Services Revenue	170,905	120,485	41.8
Service Charges on Deposits	121,103	107,404	12.8
Fiduciary and Asset Management Fees	43,001	39,377	9.2
Brokerage and Investment Banking Revenue	21,748	20,461	6.3
Mortgage Banking Income	26,300	58,633	(55.1)
Credit Card Fees	30,025	26,044	15.3
Securities Gains (Losses)	75	2,491	nm
Other Fee Income	29,227	23,682	23.4
Other Non-Interest Income	67,654	44,566	51.8

Non-Interest Income before Reimbursable Items	1,291,475	1,144,165	12.9
Reimbursable Items	229,538	225,165	1.9

Total Non-Interest Income	1,521,013	1,369,330	11.1

Non-Interest Expense:
Personnel Expense	731,579	672,248	8.8
Occupancy & Equipment Expense	321,689	281,688	14.2
Other Non-Interest Expense	305,560	243,044	25.7

Non-Interest Expense before Reimbursable Items	1,358,828	1,196,980	13.5
Reimbursable Items	229,538	225,165	1.9

Total Non-Interest Expense	1,588,366	1,422,145	11.7

Minority Interest in Consolidated Subsidiaries	28,724	26,973	6.5
Income Before Taxes	689,282	611,498	12.7
Income Tax Expense	252,249	222,573	13.3

Net Income	$437,033	388,925	12.4

Basic Earnings Per Share	1.42	1.29	10.4
Diluted Earnings Per Share	1.41	1.28	10.4
Dividends Declared Per Share	0.69	0.66	5.0

Return on Assets	1.88%	1.91	(3	)bp
Return on Equity	17.63	17.95	(32)
Average Shares Outstanding — Basic	307,262	302,010	1.7%
Average Shares Outstanding — Diluted	310,330	304,928	1.8

bp — change is measured as difference in basis points.

nm — not meaningful

Synovus	5 of 11

INCOME STATEMENT
(In thousands, except per share data)	2004				2003	4th Quarter
	Fourth	Third	Second	First	Fourth	'04 vs. '03
	Quarter	Quarter	Quarter	Quarter	Quarter	Change

Interest Income (Taxable Equivalent)	$314,019	301,457	279,013	271,491	266,581	17.8%
Interest Expense	88,281	76,313	66,804	66,944	67,314	31.1

Net Interest Income (Taxable Equivalent)	225,738	225,144	212,209	204,547	199,267	13.3
Tax Equivalent Adjustment	1,703	1,710	1,747	1,800	1,836	(7.2)

Net Interest Income	224,035	223,434	210,462	202,747	197,431	13.5
Provision for Loan Losses	20,855	21,192	17,548	15,724	19,800	5.3

Net Interest Income After Provision	203,180	202,242	192,914	187,023	177,631	14.4

Non-Interest Income:
Electronic Payment Processing Services	203,540	204,340	190,607	182,950	182,806	11.3
Other Transaction Processing Services Revenue	45,224	43,006	41,827	40,848	37,060	22.0
Service Charges on Deposits	30,226	31,257	31,188	28,432	29,527	2.4
Fiduciary and Asset Management Fees	11,326	10,622	10,485	10,568	10,462	8.3
Brokerage and Investment Banking Revenue	5,361	5,012	5,616	5,759	5,353	0.1
Mortgage Banking Income	6,773	6,861	5,772	6,894	6,642	2.0
Credit Card Fees	8,379	8,097	7,509	6,040	6,927	21.0
Securities Gains (Losses)	164	(24)	-	(65)	1,155	nm
Other Fee Income	7,654	7,451	7,202	6,920	6,347	20.6
Other Non-Interest Income	12,653	11,361	15,341	28,299	12,998	(2.7)

Non-Interest Income before Reimbursable Items	331,300	327,983	315,547	316,645	299,277	10.7
Reimbursable Items	57,039	56,309	55,745	60,445	56,313	1.3

Total Non-Interest Income	388,339	384,292	371,292	377,090	355,590	9.2

Non-Interest Expense:
Personnel Expense	175,369	194,624	174,955	186,631	167,157	4.9
Occupancy & Equipment Expense	77,039	80,073	86,187	78,390	72,816	5.8
Other Non-Interest Expense	88,639	74,699	74,365	67,857	68,504	29.4

Non-Interest Expense before Reimbursable Items	341,047	349,396	335,507	332,878	308,477	10.6
Reimbursable Items	57,039	56,309	55,745	60,445	56,313	1.3

Total Non-Interest Expense	398,086	405,705	391,252	393,323	364,790	9.1

Minority Interest in Consolidated Subsidiaries	8,143	7,480	6,852	6,249	7,519	8.3
Income Before Taxes	185,290	173,349	166,102	164,541	160,912	15.1
Income Tax Expense	66,568	64,341	60,961	60,379	58,273	14.2

Net Income	$118,722	109,008	105,141	104,162	102,639	15.7

Basic Earnings Per Share	0.38	0.35	0.34	0.34	0.34	12.7
Diluted Earnings Per Share	0.38	0.35	0.34	0.34	0.34	13.0
Dividends Declared Per Share	0.17	0.17	0.17	0.17	0.17	5.0

Return on Assets	1.91%	1.82%	1.86%	1.91%	1.94%	(3	)bp
Return on Equity	17.92	17.00	17.60	18.00	18.37	(45)
Average Shares Outstanding — Basic	309,740	309,448	306,180	303,644	301,842	2.6%
Average Shares Outstanding — Diluted	313,268	312,343	308,857	306,812	306,160	2.3

bp — change is measured as difference in basis points.

nm — not meaningful

Synovus	6 of 11

Financial Services Segment

INCOME STATEMENT	Twelve Months Ended
(In thousands)	December 31,
	2004	2003	Change

Interest Income (Taxable Equivalent)	$1,165,962	1,068,895	9.1%
Interest Expense	299,489	299,066	0.1

Net Interest Income (Taxable Equivalent)	866,473	769,829	12.6
Tax Equivalent Adjustment	6,941	7,375	(5.9)

Net Interest Income	859,532	762,454	12.7
Provision for Loan Losses	75,319	71,777	4.9

Net Interest Income After Provision	784,213	690,677	13.5

Non-Interest Income:
Service Charges on Deposits	121,103	107,404	12.8
Fiduciary and Asset Management Fees	43,757	39,922	9.6
Brokerage and Investment Banking Revenue	21,748	20,461	6.3
Mortgage Banking Income	26,300	58,633	(55.1)
Credit Card Fees	30,025	26,044	15.3
Securities Gains (Losses)	75	2,491	nm
Other Fee Income	29,227	23,682	23.4
Other Non-Interest Income	55,206	32,387	70.5

Total Non-Interest Income	327,441	311,024	5.3

Non-Interest Expense:
Personnel Expense	364,514	340,219	7.1
Occupancy & Equipment Expense	82,156	75,841	8.3
Other Non-Interest Expense	175,005	159,347	9.8

Total Non-Interest Expense	621,675	575,407	8.0

Income Before Taxes	489,979	426,294	14.9
Income Tax Expense	175,038	151,708	15.4

Net Income	$314,941	274,586	14.7

Return on Assets	1.41%	1.40	1	bp
Return on Equity	17.15	16.82	33

bp — change is measured as difference in basis points.

nm — not meaningful

Synovus	7 of 11

Financial Services Segment

INCOME STATEMENT
(In thousands)	2004				2003	4th Quarter
	Fourth	Third	Second	First	Fourth	'04 vs. '03
	Quarter	Quarter	Quarter	Quarter	Quarter	Change

Interest Income (Taxable Equivalent)	$314,008	301,458	279,010	271,486	266,577	17.8%
Interest Expense	88,933	76,502	66,964	67,090	67,340	32.1

Net Interest Income (Taxable Equivalent)	225,075	224,956	212,046	204,396	199,237	13.0
Tax Equivalent Adjustment	1,691	1,710	1,744	1,796	1,831	(7.6)

Net Interest Income	223,384	223,246	210,302	202,600	197,406	13.2
Provision for Loan Losses	20,855	21,192	17,548	15,724	19,800	5.3

Net Interest Income After Provision	202,529	202,054	192,754	186,876	177,606	14.0

Non-Interest Income:
Service Charges on Deposits	30,226	31,257	31,188	28,432	29,527	2.4
Fiduciary and Asset Management Fees	11,538	10,834	10,675	10,710	10,597	8.9
Brokerage and Investment Banking Revenue	5,361	5,012	5,616	5,759	5,353	0.1
Mortgage Banking Income	6,773	6,861	5,772	6,894	6,642	2.0
Credit Card Fees	8,379	8,097	7,509	6,040	6,927	21.0
Securities Gains (Losses)	164	(24)	—	(65)	1,155	nm
Other Fee Income	7,654	7,451	7,202	6,920	6,347	20.6
Other Non-Interest Income	10,826	7,211	11,409	25,760	9,497	14.0

Total Non-Interest Income	80,921	76,699	79,371	90,450	76,045	6.4

Non-Interest Expense:
Personnel Expense	82,601	93,631	91,283	96,999	80,346	2.8
Occupancy & Equipment Expense	21,305	21,156	20,004	19,691	20,041	6.3
Other Non-Interest Expense	50,677	42,764	42,310	39,254	44,065	15.0

Total Non-Interest Expense	154,583	157,551	153,597	155,944	144,452	7.0

Income Before Taxes	128,867	121,202	118,528	121,382	109,199	18.0
Income Tax Expense	44,992	43,935	42,486	43,625	38,536	16.8

Net Income	$83,875	77,267	76,042	77,757	70,663	18.7

Return on Assets	1.41%	1.35%	1.41%	1.49%	1.39%	2	bp
Return on Equity	17.09	16.20	17.26	18.18	17.07	2

bp — change is measured as difference in basis points.

nm — not meaningful

Synovus	8 of 11

BALANCE SHEET	December 31, 2004	September 30, 2004	December 31, 2003
(In thousands, except share data)
ASSETS
Cash and due from banks	$683,035	757,380	696,030
Interest earning deposits with banks	4,153	4,140	4,423
Federal funds sold and securities purchased under resale agreements	135,471	122,130	172,922
Mortgage loans held for sale	120,186	126,099	133,306
Investment securities available for sale	2,695,593	2,621,120	2,529,257

Loans, net of unearned income	19,480,396	18,871,056	16,464,914
Allowance for loan losses	(265,745)	(257,647)	(226,059)

Loans, net	19,214,651	18,613,409	16,238,855

Premises and equipment, net	638,407	629,738	578,710
Contract acquisition costs and computer software, net	375,044	364,382	383,562
Goodwill, net	416,283	419,323	248,868
Other intangible assets, net	41,628	43,819	33,970
Costs in excess of billings on uncompleted contracts	—	7,272	—
Other assets	699,698	680,681	612,726

Total assets	$25,024,148	24,389,493	21,632,629

LIABILITIES AND SHAREHOLDERS’ EQUITY
Liabilities:
Deposits:
Non-interest bearing	$3,337,908	3,202,214	2,833,567
Interest bearing	15,239,560	14,572,170	13,108,042

Total deposits	18,577,468	17,774,384	15,941,609
Federal funds purchased and securities sold under repurchase agreements	1,208,080	1,671,239	1,354,887
Long-term debt	1,879,583	1,740,103	1,575,777
Billings in excess of costs on uncompleted contracts	—	—	17,573
Other liabilities	550,444	468,141	355,906

Total liabilities	22,215,575	21,653,867	19,245,752

Minority interest in consolidated subsidiaries	167,284	158,912	141,838

Shareholders’ equity:
Common stock, par value $1.00 a share (1)	315,636	315,200	307,748
Surplus	628,396	619,734	442,931
Treasury stock (2)	(113,944)	(113,944)	(113,940)
Unearned compensation	(106)	(146)	(266)
Accumulated other comprehensive income	8,902	18,513	29,509
Retained earnings	1,802,405	1,737,357	1,579,057

Total shareholders’ equity	2,641,289	2,576,714	2,245,039

Total liabilities and shareholders’ equity	$25,024,148	24,389,493	21,632,629

(1)	Common shares outstanding: 309,974,509; 309,538,462; and 302,090,128 at December 31, 2004, September 30, 2004, and December 31, 2003, respectively.

(2)	Treasury shares: 5,661,538 at December 31, 2004, 5,661,623 at September 30, 2004, and 5,658,005 at December 31, 2003.

Synovus
AVERAGE BALANCES AND YIELDS/RATES	9 of 11
(Dollars in thousands)

	2004					2003		Twelve Months Ended
	Fourth		Third	Second	First	Fourth		December 31,
	Quarter		Quarter	Quarter	Quarter	Quarter		2004		2003
Interest Earning Assets
Taxable Investment Securities	$2,408,960		2,382,319	2,355,328	2,319,280	2,200,668	$	2,366,631		2,065,924
Yield	3.69	%	3.72	3.71	3.86	3.74		3.74	%	4.05
Tax-Exempt Investment Securities	$229,190		233,271	230,885	229,905	233,425	$	230,815		235,401
Yield	6.99	%	6.92	7.14	7.14	7.11		7.05	%	7.19
Commercial Loans	$16,029,042		15,385,995	14,567,795	13,991,230	13,346,751	$	14,997,417		12,894,815
Yield	5.85	%	5.79	5.66	5.67	5.73		5.74	%	5.92
Consumer Loans	$948,273		958,540	967,450	1,003,595	1,037,283	$	969,377		1,082,449
Yield	7.32	%	8.03	8.00	8.03	8.08		7.85	%	8.30
Mortgage Loans	$954,078		936,240	856,688	823,625	819,412	$	892,945		811,519
Yield	6.04	%	5.89	5.92	6.01	6.10		5.96	%	6.31
Credit Card Loans	$260,523		248,755	245,534	241,415	239,433	$	249,087		232,961
Yield	8.84	%	8.93	8.53	9.28	8.69		8.89	%	9.02
Home Equity Loans	$973,604		890,867	790,238	719,915	674,264	$	844,140		604,475
Yield	5.08	%	4.61	4.45	4.50	4.52		4.69	%	4.66
Allowance for Loan Losses	$(262,711)		(252,370)	(241,082)	(231,822)	(225,021)	$	(247,054)		(220,004)

Loans, Net	$18,902,809		18,168,027	17,186,623	16,547,958	15,892,122	$	17,705,912		15,406,215
Yield	6.01	%	5.97	5.87	5.91	5.98		5.94	%	6.19
Mortgage Loans Held for Sale	$103,594		112,502	148,471	105,557	136,133	$	117,479		254,240
Yield	5.75	%	6.15	5.27	5.33	5.43		5.60	%	5.26
Federal Funds Sold	$102,852		162,580	158,373	171,284	113,728	$	148,685		111,893
Yield	2.06	%	1.23	1.04	1.10	1.14		1.29	%	1.38
Time Deposits with Banks	$4,144		4,136	4,137	4,372	4,426	$	4,197		4,515
Yield	1.32	%	0.80	0.45	0.46	0.46		0.76	%	0.55

Total Interest Earning Assets	$21,751,549		21,062,836	20,083,817	19,378,354	18,580,502	$	20,573,719		18,078,187
Yield	5.75	%	5.69	5.58	5.63	5.70		5.67	%	5.91

Interest Bearing Liabilities
Time Deposits Over $100,000	$4,396,233		4,135,970	3,789,423	3,628,357	3,446,050	$	3,989,018		3,448,900
Rate	2.57	%	2.35	2.21	2.29	2.46		2.36	%	2.73
Time Deposits Under $100,000	$2,194,194		2,209,883	2,225,224	2,266,593	2,311,870	$	2,223,854		2,399,371
Rate	2.29	%	2.18	2.21	2.28	2.35		2.24	%	2.63
Interest Bearing Demand Deposits	$2,848,978		2,716,488	2,773,020	2,709,479	2,623,125	$	2,762,104		2,515,162
Rate	0.72	%	0.60	0.54	0.56	0.58		0.61	%	0.71
Money Market Accounts	$4,765,591		4,778,276	4,300,823	4,073,084	3,970,084	$	4,481,042		3,695,600
Rate	1.51	%	1.23	1.04	1.03	1.01		1.21	%	1.11
Savings Deposits	$547,026		555,969	551,037	540,853	519,175	$	548,736		502,245
Rate	0.21	%	0.17	0.17	0.18	0.16		0.18	%	0.25
Federal Funds Purchased and Other Short-Term Borrowings	$1,488,555		1,422,598	1,513,306	1,495,333	1,176,709	$	1,479,815		1,101,216
Rate	1.83	%	1.40	1.00	0.98	0.95		1.30	%	1.07
Long-Term Debt	$1,821,889		1,747,788	1,667,441	1,635,648	1,576,346	$	1,718,556		1,639,487
Rate	3.63	%	3.51	3.53	3.71	3.79		3.59	%	4.21

Total Interest Bearing Liabilities	$18,062,466		17,566,972	16,820,274	16,349,345	15,623,360	$	17,203,125		15,301,981
Rate	1.94	%	1.72	1.59	1.64	1.71		1.73	%	1.95

Non-Interest Bearing Demand Deposits	$3,277,155		3,137,357	3,006,493	2,769,367	2,715,015	$	3,048,465		2,501,539
Shareholders’ Equity	$2,635,188		2,550,346	2,402,271	2,327,319	2,216,818	$	2,479,404		2,166,777
Total Assets	$24,678,316		23,778,250	22,705,467	21,913,168	21,028,492	$	23,274,044		20,412,853

Spread	3.81	%	3.97	3.99	3.99	3.99		3.94	%	3.96
Net Interest Margin, before fees	3.98	%	3.90	3.89	3.91	3.92		3.92	%	3.90
Net Interest Margin, after fees	4.13	%	4.25	4.24	4.24	4.26		4.22	%	4.26

Synovus	10 of 11
LOANS OUTSTANDING AND NONPERFORMING LOANS COMPOSITION
(Dollars in thousands)

	December 31, 2004
		Loans as a %	Total	Nonperforming Loans
		of Total Loans	Nonperforming	as a % of Total
Loan Type	Total Loans	Outstanding	Loans	Nonperforming Loans
Commercial Real Estate
Multi-Family	$536,765	2.8%	$802	1.0%
Hotels	820,391	4.2	2,881	3.6
Office Buildings	770,260	4.0	6	0.0
Shopping Centers	592,919	3.0	199	0.2
Commercial Development	678,451	3.5	43	0.1
Other Investment Property	275,031	1.4	90	0.1

Total Investment Properties	3,673,817	18.9	4,021	5.0

1-4 Family Construction	1,208,618	6.2	859	1.1
1-4 Family Perm / Mini-Perm	984,690	5.1	6,601	8.2
Residential Development	1,091,832	5.6	209	0.2

Total 1-4 Family Properties	3,285,140	16.9	7,669	9.5

Land Acquisition	931,269	4.8	126	0.2

Total Investment-Related Real Estate	7,890,226	40.5	11,816	14.7

Owner-Occupied	2,264,920	11.6	7,077	8.8
Other Property	1,134,436	5.8	7,871	9.8

Total Commercial Real Estate	11,289,582	58.0	26,764	33.3
Commercial & Industrial	5,050,713	25.9	46,811	58.1
Consumer	3,182,052	16.3	6,881	8.6
Unearned Income	(41,951)	(0.2)	—	—

Total	$19,480,396	100.0%	$80,456	100.0%

Synovus	11 of 11
CREDIT QUALITY DATA

(Dollars in thousands)	2004					2003	4th Quarter
		Fourth	Third	Second	First	Fourth	'04 vs. '03
		Quarter	Quarter	Quarter	Quarter	Quarter	Change
Nonperforming Loans	$	80,456	79,776	67,489	70,007	67,442	19.3%
Other Real Estate		21,492	25,424	26,972	26,061	28,422	(24.4)
Nonperforming Assets		101,948	105,200	94,461	96,068	95,864	6.3
Allowance for Loan Losses		265,745	257,647	248,585	236,056	226,059	17.6

Net Charge-Offs — Quarter		12,757	12,130	9,589	6,773	17,202	(25.8)
Net Charge-Offs — YTD		41,249	28,492	16,362	6,773	56,093	(26.5)
Net Charge-Offs / Average Loans — Quarter		0.27	0.26	0.22	0.16	0.43
Net Charge-Offs / Average Loans — YTD		0.23	0.22	0.19	0.16	0.36

Nonperforming Loans / Loans & ORE		0.41	0.42	0.37	0.41	0.41
Nonperforming Assets / Loans & ORE		0.52	0.56	0.52	0.56	0.58
Allowance / Loans		1.36	1.37	1.38	1.39	1.37

Allowance / Nonperforming Loans		330.30	322.96	368.34	337.19	335.19
Allowance / Nonperforming Assets		260.67	244.91	263.16	245.72	235.81

Past Due Loans over 90 days		18,138	23,178	27,453	23,295	21,138
As a Percentage of Loans Outstanding		0.09	0.12	0.15	0.14	0.13

Total Past Dues		84,458	118,390	109,385	129,844	109,672
As a Percentage of Loans Outstanding		0.43	0.63	0.61	0.76	0.67

REGULATORY CAPITAL RATIOS (1)
(Dollars in thousands)

	December 31, 2004	September 30, 2004	December 31, 2003
Tier 1 Capital	$2,369,235	2,279,734	2,012,154
Total Risk-Based Capital	2,934,980	2,837,381	2,535,615
Tier 1 Capital Ratio	10.06%	9.96	10.30
Total Risk-Based Capital Ratio	12.46%	12.40	12.98
Leverage Ratio	9.78%	9.77	9.84

(1)	December 31, 2004 information is preliminary.